                                                                   EXHIBIT 10.15

                         AMENDMENT AND WAIVER AGREEMENT


     This AMENDMENT AND WAIVER AGREEMENT is made and entered into this 28th day of July, 1996 by and among TALX Corporation, a Missouri corporation (the "Company"), Intech Group, Inc., a Missouri corporation ("Intech"), Intech Partners, L.P., a Missouri limited partnership ("Intech Partners"), MiTek Industries, Inc., a Florida corporation ("MiTek"), Gateway Venture Partners II, L.P., a Delaware limited partnership ("Gateway"), Zinsmeyer Trusts Partnership ("Zinsmeyer"), and the Missouri State Employee's Retirement System ("MoSERS") (collectively, Intech, Intech Partners, MiTek, Gateway, Zinsmeyer, and MoSERS) are the "Rights Holders" and, with the Company, are the "Parties").


                                    RECITALS

     WHEREAS the Company, Intech and Intech Partners are parties to that certain Registration Rights Agreement, dated as of March 15, 1994, pursuant to which the Company granted to Intech and Intech Partners certain registration rights in connection with the Purchasers becoming the beneficial owners of shares of Common Stock, par value $0.0625 of the Company (the "1994 Agreement"); and

     WHEREAS the Boards of Directors of the Company and Intech have approved an Agreement and Plan of Merger (the "1996 Merger Agreement") pursuant to which Intech will merge with and into the Company and the separate existence of Intech will cease; and

     WHEREAS, pursuant to the 1996 Merger Agreement, current shareholders of Intech (the "New TALX Shareholders") will become the beneficial owners of shares of Common Stock of the Company; and

     WHEREAS Intech and the Company desire to provide the New TALX Shareholders with the same registration rights provided to Intech in the 1994 Agreement; and

     WHEREAS the Company (then known as Interface Technology, Inc.), MiTek, Gateway, Intech, MoSERS (as assignee of Missouri Venture Partners, L.P. II ("MVP")) and Zinsmeyer are parties to that certain 1988 Amended and Restated Preferred Stock Purchase Agreement, dated December 23, 1988, pursuant to which the Company granted to MiTek, Gateway, Intech, MoSERS (as assignee of MVP) and Zinsmeyer certain registration rights in connection with the purchase by these parties of shares of the Company's Series A Convertible Preferred Stock (the "1988 Agreement"); and

     WHEREAS the Company, MiTek, Intech, Gateway and Zinsmeyer entered into that certain 1990 Securities Purchase Agreement, dated November 28, 1990, pursuant to which the Company granted to MiTek, Intech, Gateway and Zinsmeyer certain registration rights in connection with these parties purchasing shares of the Company's Series B Convertible Preferred Stock and warrants to purchase shares of the Company's Series C Convertible Preferred Stock (the "1990 Agreement"); and

     WHEREAS Intech Partners is considering the distribution of shares of Common Stock of the Company to its partners; and

     WHEREAS the Company is preparing to effect a Reverse Stock Split, amendments to and restatement of its Articles of Incorporation, amendments to its Bylaws, adoption of an Amended and Restated 1994 Stock Option Plan, adoption of a 1996 Employee Stock Purchase Plan and adoption of an Outside Directors Stock Option Plan (the "TALX Proposals"), all as described in the Notice of Annual Meeting of the Company dated July 15, 1996; and

     WHEREAS the Company is currently considering an initial public offering of its Common Stock (the "IPO") which could potentially trigger the registration rights of the Rights Holders.

     NOW, THEREFORE, in consideration of the premises and mutual covenants and obligations hereinafter set forth, and intending to be legally bound hereby, the Parties hereby agree as follows:

     1. The Rights Holders hereby waive any registration rights which each Right Holder may have under any of the Agreements (the "Registration Rights") to the extent such Registration Rights pertain to, or would be triggered by, the Company's proposed IPO and/or any actions of the Company related to the IPO.

     2. The Rights Holders hereby waive any notice rights which each Right Holder may have under any of the Agreements (the "Notice Rights") to the extent that such Notice Rights pertain to, or would be triggered by the Company's proposed IPO or the TALX Proposals or any transactions contemplated thereby including, without limitation, the proposed merger of Intech with and into the Company, the Reverse Stock Split or the adoption of or performance under, including the grant of stock options or sale of shares pursuant to, the Amended and Restated 1994 Stock Option Plan, the 1996 Employee Stock Purchase Plan or the Outside Directors' Stock Option Plan.
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     3. The Rights Holders who are parties to the 1988 Agreement hereby waive their right as set forth in Section 8.12 of such agreement to prevent the Company from issuing or otherwise agreeing to sell any shares of Common Stock of the Company without the written consent of such Rights Holders as are set forth in Section 8.12 with respect to the proposed IPO, the 1996 Merger Agreement, the TALX Proposals and the transactions contemplated thereby.

     4. The 1994 Agreement is hereby amended pursuant to the amendment provisions of Section 13 of such agreement by adding the following Section 11.A:

          "11.A Notwithstanding any provision in this Agreement to the contrary, in the event of a merger between the Company and Intech pursuant to which Intech would merge with and into the Company, with the Company as the surviving entity, the Registration Rights held by Intech pursuant to this Agreement shall be deemed assigned to the shareholders of Intech who, pursuant to such merger, become shareholders of the Company, and in the event of a distribution of shares of the Company by Intech Partners to its partners, the Registration Rights held by Intech Partners pursuant to this Agreement shall be deemed assigned to the partners who, pursuant to such distribution, become shareholders of the Company (in each case, the "New TALX Shareholders"). The shares of the Company acquired by the New TALX shareholders pursuant to any such merger or distribution shall be deemed "Registrable Securities" and the New TALX Shareholders shall be deemed "Holders" for purposes of defining the Registration Rights of the New TALX Shareholders under the terms of this Agreement. In the event of such a merger or distribution, the requirement in the first paragraph of this
          Section 11 that an assignee of Registration Rights must acquire at least 52,000 shares of Common Stock shall be waived."

     5. Except as provided in this Amendment and Waiver Agreement, the Registration Rights deemed assigned to the New TALX Shareholders pursuant to this Amendment and Waiver Agreement shall be subject to all the terms and conditions contained in the 1994 Agreement, including, but not limited to, the termination provisions provided in Section 14 of such agreement.

     6. The 1988 Agreement is hereby amended pursuant to the amendment provisions of Section 11.8 of such agreement by adding the following
Section 7.17:

          "7.17 Notwithstanding any provision in this Agreement to the contrary, in the event of a merger between the Company and Intech pursuant to which Intech would merge with and into the Company, with the Company as the surviving entity, the Registration Rights held by Intech pursuant to this Agreement shall be deemed transferred and assigned to the shareholders of Intech who, pursuant to such merger, become shareholders of the Company (the "New TALX Shareholders"). The shares of the Company acquired by the New TALX shareholders pursuant to any such merger shall be deemed "Registrable Securities" and the New TALX Shareholders shall be deemed "Holders" for purposes of defining the Registration Rights of the New TALX Shareholders under the terms of this Agreement. In such event, the requirement in
          Section 17.5 that an assignee of Registration Rights must acquire at least 52,000 shares of Common Stock shall be waived."

     7. The 1988 Agreement is hereby amended pursuant to the amendment provisions of Section 11.8 of such agreement by adding the following
Section 7.18:

          "7.18 If the number of shares of Registrable Securities owned by a Holder represents less than one percent (1%) of the total number of shares of Common Stock then outstanding, then such Holder's Registration Rights relating to such Registrable Securities shall terminate on the date such Holder is able to dispose of all of its shares of Registrable Securities in any 90-day period pursuant to Rule 144.

     8. The terms of paragraphs 7.17 and 7.18 as added by this Amendment and Waiver Agreement shall apply when determining the Registration Rights granted under the 1990 Agreement.

     9. The Rights Holders who are parties to the 1990 Agreement hereby waive any right of first refusal or right of co-sale which such Rights Holders may have under Article VIII of the 1990 Agreement and which may be triggered by the Company's proposed IPO, the 1996 Merger Agreement, the TALX Proposals and the transactions contemplated thereby.

     10. In the event the proposed IPO does not become effective within twelve months of the date hereof, all waivers of registration rights related to the IPO pursuant to this Agreement shall be null and void.
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     11. This Amendment and Waiver Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, and said counterparts shall be deemed to be one and the same instrument.


     IN WITNESS WHEREOF, the parties hereto have executed this Amendment and Waiver Agreement as of the 28th day of July, 1996.


                                        TALX CORPORATION

                                        BY:
                                            ------------------------------------
                                        NAME:
                                               ---------------------------------
                                        TITLE:
                                               ---------------------------------


                                        INTECH GROUP, INC.

                                        BY:
                                            ------------------------------------
                                        NAME:
                                               ---------------------------------
                                        TITLE:
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                                        INTECH PARTNERS, L.P.

                                        BY:
                                            ------------------------------------
                                        NAME:
                                               ---------------------------------
                                        TITLE:
                                               ---------------------------------


                                        MiTek Industries, Inc.

                                        BY:
                                            ------------------------------------
                                        NAME:
                                               ---------------------------------
                                        TITLE:
                                               ---------------------------------


                                        Gateway Venture Partners II., L.P.

                                        BY:
                                            ------------------------------------
                                        NAME:
                                               ---------------------------------
                                        TITLE:
                                               ---------------------------------


                                        Missouri State Employee's Retirement
                                        System

                                        BY:
                                            ------------------------------------
                                        NAME:
                                               ---------------------------------
                                        TITLE:
                                               ---------------------------------


                                        Zinsmeyer Trusts Partnership

                                        BY:
                                            ------------------------------------
                                        NAME:
                                               ---------------------------------
                                        TITLE:
                                               ---------------------------------